EXHIBIT 32
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            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I hereby certify that:

(A) I have reviewed the Annual Report on Form 10-KSB for the year ended October 31, 2006.

(B) To the best of my knowledge this annual report on Form 10-KSB (i) fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m (a) or 78o (d); and, (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Waste Technology Corporation and Subsidiaries during the period covered by this Report.


Dated: January 15, 2007


                                                       /s/ William E. Nielsen
                                                       ------------------------
                                                       William E. Nielsen
                                                       Chief Executive Officer
                                                       Chief Financial Officer